Exhibit 10.1

FOURTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 10, 2003 (this “Amendment”), is entered into by and among ARCH CHEMICALS RECEIVABLES CORP., as seller (the “Seller”), ARCH CHEMICALS, INC., as the servicer (the “Servicer”), BLUE RIDGE ASSET FUNDING CORPORATION, as a purchaser (“Blue Ridge”) and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a Wachovia Bank, N.A.), as the Agent. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of March 19, 2002 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

Section 1.1 Amendments.

Clause (i) of the definition of “Liquidity Termination Date” is hereby deleted and replaced with the following:

“(i) the earlier of (A) April 15, 2004 or such later date as the Liquidity Banks may agree in their sole discretion, but not later than 364 days following the then Purchase Termination Date (as such term is defined in the Liquidity Agreement) and (B) the date on which the Liquidity Bank’s Liquidity Commitments otherwise cease to be available to Blue Ridge or otherwise cease to be in full force and effect; or”

Section 1.2 Reference to and Effect on the Agreement and the Related Documents.

(a) Upon the effectiveness of this Amendment, (i) each of the Seller Parties hereby reaffirms all representations and warranties made by it in Article V of the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Seller Parties hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

(b) The Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Seller shall pay the reasonable legal fees and out-of pocket expenses of the Agent’s counsel, Hunton & Williams, and all audit fees and due diligence costs incurred by the Agent in connection with the consummation of this Amendment.

Section 1.3 Effectiveness and Effect.

This Amendment shall be effective on the day (the “Amendment Effective Date”) on which the last to occur of the following: (i) execution by the Seller Parties of this Amendment, (ii) execution of the Second Amended and Restated Fee Letter, dated the date hereof, by each of the Seller Parties and (iii) payment of all amounts required to be paid to the Agent on the Amendment Effective Date under the Amended and Restated Fee Letter. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

Section 1.4 Governing Law.

This Amendment will be governed by and construed in accordance with the laws of the State of New York.

Section 1.5 Severability.

Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

Section 1.6 Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ARCH CHEMICALS RECEIVABLES CORP., as the Seller

By:	/s/ W. Paul Bush

Name:	W. Paul Bush
Title:	VP & Treasurer

ARCH CHEMICALS, INC., as the Servicer

By:	/s/ W. Paul Bush
Name:	W. Paul Bush
Title:	VP & Treasurer

[additional signatures to follow]

BLUE RIDGE ASSET FUNDING CORPORATION, as a Purchaser

by Wachovia Capital Markets, LLC, as Attorney-in-Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Victoria A. Dudley
Name:	Victoria A. Dudley
Title:	Managing Director

[end of signatures]